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                                                                    EXHIBIT 99.1


NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - JULY 6, 2004

                                                                              YEAR
                                                                             BUILT/            WATER
               RIG                               RIG DESIGN                  REBUILT           DEPTH                 LOCATION
               ---                     -------------------------------      ---------      --------------      --------------------
U.S. GULF OF MEXICO (13)

JACKUPS (2)

Noble Eddie Paul                       MLT Class 84-E.R.C. (T)              1976/1995         390'-IC          High Island 350

# Noble Tom Jobe                       MLT Class 82-SD-C (T) (Z)              1982            250'-IC          West Cameron 215

SEMISUBMERSIBLES (8)

# Noble Paul Romano                    Noble EVA 4000TM (T)                 1981/1998          6,000'          Green Canyon 518

# Noble Jim Thompson                   Noble EVA 4000TM (T)                 1984/1999          6,000'          Viosca Knoll 915

# Noble Amos Runner                    Noble EVA 4000TM (T)                 1982/1999          6,600'          Green Canyon 338

# Noble Max Smith                      Noble EVA 4000TM (T)                 1980/1999          6,000'          Green Canyon 248

# Noble Homer Ferrington               F&G 9500 Enhanced Pacesetter         1985/2000          6,000'          MS - Signal shipyard
                                       (T)

Noble Clyde Boudreaux                  F&G 9500 Enhanced Pacesetter         1987/1999         10,000'          MS - Signal shipyard

Noble Lorris Bouzigard                 IPF Pentagone (T)                    1975/2003        4,000' **         Garden Banks 208

# Noble Therald Martin                 IPF Pentagone (T)                    1977/2003          4,000'          MS - Signal shipyard

SUBMERSIBLES (3)

# Noble Joe Alford                     Pace 85                              1982/1997          85'-C           High Island 46

# Noble Lester Pettus                  Pace 85                              1982/1997          85'-C           Breton Sound 33

# Noble Fri Rodli                      Transworld                           1979/1998          70'-C           Eugene Island 44
-----------------------------------------------------------------------------------------------------------------------------------

(#) Denotes change from previous report
-----------------------------------------------------------------------------------------------------------------------------------

                                                       ANTICIPATED
                                                        CONTRACT        DAYRATE
               RIG                    OPERATOR         EXPIRATION       ($000)                   COMMENTS
               ---                 --------------      -----------      -------      ---------------------------------
U.S. GULF OF MEXICO (13)

JACKUPS (2)

Noble Eddie Paul                       Apache            9/2004            *         Contract extended for 90 days.

# Noble Tom Jobe                    ADTI/Badger          7/2004          35-37       Rig idle from 6/11/2004 to
                                                                                     6/23/2004 performing spud can
                                                                                     inspection. Contract commenced
                                                                                     6/24/2004 for +/- 30 days,
                                                                                     then to ChevronTexaco for +/-
                                                                                     60 days @ $37-38.

SEMISUBMERSIBLES (8)

# Noble Paul Romano                   Anadarko           9/2004          87-88       New rate commenced 7/01/2004
                                                                                     for 90 days. Rig is scheduled
                                                                                     to enter shipyard for surveys
                                                                                     and repairs on +/- 10/01/2004
                                                                                     for +/- 45 days. Anadarko has
                                                                                     an option to utilize the rig
                                                                                     after the shipyard work.

# Noble Jim Thompson                     BP              9/2004          88-90       Rate effective 7/01/2004. One
                                                                                     well plus options.

# Noble Amos Runner                  Murphy E&P          8/2004         146-148      Contracted to Marathon
                                                                                     5/23/2004 through 6/30/2004.
                                                                                     Commenced Murphy contract on
                                                                                     7/01/2004 @ $146-148 for +/-
                                                                                     45 days.

# Noble Max Smith                      Shell             11/2004         78-80       Contracted to Shell @ $78-80
                                                                                     from 4/01/2004 through +/-
                                                                                     7/21/2004. Then to Amerada
                                                                                     Hess for +/- 125 days, 75
                                                                                     days under its contract for
                                                                                     the Noble Max Smith @
                                                                                     $154-156, then +/- 50 days @
                                                                                     $88-90. The initial 75 days of
                                                                                     work with Amerada Hess will
                                                                                     complete its obligation under
                                                                                     its contract for the Noble Max
                                                                                     Smith.

# Noble Homer Ferrington                                                             Rig completed Nexen contract
                                                                                     on 6/26/2004. Rig in the
                                                                                     shipyard on 7/02/2004 for +/-
                                                                                     110 days for upgrade. Contract
                                                                                     with ExxonMobil in Nigeria for
                                                                                     18-month plus options @
                                                                                     $128-131. Contract to commence
                                                                                     in Nigeria +/- 12/01/2004.
                                                                                     Mobilization fee paid by
                                                                                     operator.

Noble Clyde Boudreaux                 Shipyard

Noble Lorris Bouzigard                Stacked

# Noble Therald Martin                Stacked                                        Contract with Mariner Energy
                                                                                     to commence +/- 8/15/2004 @
                                                                                     $39-41 for +/- 60 days.

SUBMERSIBLES (3)

# Noble Joe Alford                 Mariner Energy        8/2004          23-25

# Noble Lester Pettus               Amerada Hess         7/2004          24-25

# Noble Fri Rodli                    ADTI/Helis          7/2004          25-27       Contract commenced on
                                                                                     6/28/2004. Rig idle from
                                                                                     6/19/2004 through 6/27/2004.
                                                                                     Then to UNOCAL for +/- 45 days
                                                                                     @ $26-28.
-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR
                                                                             BUILT/            WATER
               RIG                               RIG DESIGN                  REBUILT           DEPTH                 LOCATION
               ---                     -------------------------------      ---------      --------------      --------------------
INTERNATIONAL (45)

MEXICO JACKUPS (8)

# Noble Lewis Dugger                   Levingston Class 111-C (T)           1977/1997         300'-IC          Bay of Campeche

Noble Gene Rosser                      Levingston Class 111-C (T)           1977/1996         300'-IC          Bay of Campeche

Noble Sam Noble                        Levingston Class 111-C (T)             1982            300'-IC          Bay of Campeche

Noble John Sandifer                    Levingston Class 111-C (T)           1975/1995         300'-IC          Bay of Campeche

Noble Johnnie Hoffman                  BakMar BMC 300 IC (T) (Z)            1976/1993         300'-IC          Bay of Campeche

Noble Leonard Jones                    MLT Class 53-E.R.C. (T)              1972/1998         390'-IC          Bay of Campeche

Noble Earl Frederickson                MLT Class 82-SD-C (T) (Z)            1979/1999         250'-IC          Bay of Campeche

Noble Bill Jennings                    MLT Class 84-E.R.C. (T)              1975/1997         390'-IC          Bay of Campeche

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                       Noble EVA 4000TM (T)                 1981/1998        8,900'-DP         Brazil

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                     Gusto Engineering Pelican (T)        1981/1996        5,000'-DP         Brazil

# Noble Muravlenko                     Gusto Engineering Ice Class (T)      1982/1997        4,000'-DP         Brazil

# Noble Roger Eason                    Neddrill (T)                         1977/1997        6,000'-DP         Brazil

NORTH SEA JACKUPS (8)

# Noble Al White                       CFEM T-2005 C (T)                    1982/1997         360'-IC          Netherlands

# Noble Byron Welliver                 CFEM T-2005 C (T)                      1982            300'-IC          Denmark

# Noble Kolskaya                       Gusto Engineering (T)                1985/1997         330'-IC          Netherlands

# Noble George Sauvageau               NAM (T)                                1981            250'-IC          Netherlands

# Noble Ronald Hoope                   MSC/CJ46 (T)                           1982            250'-IC          Netherlands

# Noble Piet van Ede                   MSC/CJ46 (T)                           1982            250'-IC          Netherlands

# Noble Lynda Bossler                  MSC/CJ46 (T) (Z)                       1982            250'-IC          Netherlands

# Noble Julie Robertson                Baker Marine Europe Class (T)        1981/2000        390'-IC***        United Kingdom

NORTH SEA SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld              Offshore SCP III Mark 2 (T)          1979/2000          1,500'          United Kingdom
-----------------------------------------------------------------------------------------------------------------------------------

(#) Denotes change from previous report
-----------------------------------------------------------------------------------------------------------------------------------

                                                       ANTICIPATED
                                                        CONTRACT        DAYRATE
               RIG                    OPERATOR         EXPIRATION       ($000)                   COMMENTS
               ---                 --------------      -----------      -------      -------------------------------------------
INTERNATIONAL (45)

MEXICO JACKUPS (8)

# Noble Lewis Dugger                   Pemex             1/2005          53-55       Rate effective 7/03/2004 with commencement
                                                                                     of 186 day contract extension.

Noble Gene Rosser                      Pemex             4/2005          48-50

Noble Sam Noble                        Pemex             9/2005          49-51

Noble John Sandifer                    Pemex             6/2005          49-51

Noble Johnnie Hoffman                  Pemex             7/2005          49-51

Noble Leonard Jones                    Pemex             6/2005          48-50

Noble Earl Frederickson                Pemex             8/2006          39-40

Noble Bill Jennings                    Pemex             7/2005          50-52

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                     Petrobras           5/2005         138-140

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius                   Petrobras           5/2005         109-111

# Noble Muravlenko                   Petrobras           7/2004          58-60

# Noble Roger Eason                   Stacked                                        Rig in drydock for repair and
                                                                                     upgrade to 1700 meters through
                                                                                     +/- 9/21/2004.

NORTH SEA JACKUPS (8)

# Noble Al White                    Wintershall          12/2004         51-53

# Noble Byron Welliver                 Maersk            9/2005          53-55

# Noble Kolskaya                    Wintershall          11/2004         51-53

# Noble George Sauvageau                NAM              11/2005         50-52       Next to Gaz de Franz on +/-
                                                                                     8/01/2004 through 11/01/2005 @ $58-59.

# Noble Ronald Hoope                  Stacked                                        Rig stacked as of 5/1/2004. In
                                                                                     shipyard through +/-
                                                                                     9/15/2004.

# Noble Piet van Ede                Gaz de Franz         11/2005         50-52       Rate effective through
                                                                                     7/20/2004, then $54-55 through
                                                                                     11/01/2005.

# Noble Lynda Bossler                 Stacked                                        Rig stacked as of 5/09/2004.
                                                                                     Contract with Centrica to
                                                                                     commence +/- 7/15/2004 at
                                                                                     $51-53 for +/- 25 days.

# Noble Julie Robertson               Venture            8/2004          49-50       Contract commenced 6/01/2004.
                                                                                     Rig stacked 4/21/2004 through
                                                                                     5/31/2004.

NORTH SEA SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld            Kerr-McGee          9/2004          56-58       Rate effective 7/01/2004 for
                                                                                     +/- 75 days, plus options.
-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR
                                                                             BUILT/            WATER
               RIG                               RIG DESIGN                  REBUILT           DEPTH                 LOCATION
               ---                     -------------------------------      ---------      --------------      --------------------
WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                  F&G L-780 MOD II-IC (T)              1982/1990         300'-IC          Nigeria

Noble Percy Johns                      F&G L-780 MOD II-IC (T)              1981/1995         300'-IC          Nigeria

Noble Roy Butler                       F&G L-780 MOD II-IC (T)              1982/1996       300'-IC****        Nigeria

Noble Ed Noble                         MLT Class 82-SD-C (T)                1984/1990         250'-IC          Nigeria

Noble Lloyd Noble                      MLT Class 82-SD-C (T)                1983/1990         250'-IC          Nigeria

Noble Don Walker                       BakMar BMC 150 IC (T)                1982/1992         150'-IC          Nigeria

ARABIAN GULF JACKUPS (11)

# Noble Kenneth Delaney                F&G L-780 MOD II-IC (T)              1983/1998         300'-IC          UAE (Abu Dhabi)

# Noble George McLeod                  F&G L-780 MOD II-IC (T)              1981/1995         300'-IC          UAE (Abu Dhabi)

Noble Jimmy Puckett                    F&G L-780 MOD II-IC (T)              1982/2002         300'-IC          Qatar

Noble Crosco Panon                     Levingston Class 111-C (T)           1976/2001         300'-IC          Qatar

Noble Gus Androes                      Levingston Class 111-C (T)           1982/1996         300'-IC          UAE (Abu Dhabi)

# Noble Chuck Syring                   MLT Class 82-C (T)                   1976/1996         250'-IC          Qatar

Noble Charles Copeland                 MLT Class 82-SD-C (T)                1979/2001         250'-IC          Qatar

Noble Roy Rhodes                       MLT 116-C (T)                          1979          300'-IC****        UAE (Dubai)

Noble Dhabi II                         Baker Marine-150 (T)                   1982            150'-IC          UAE (Abu Dhabi)

Noble Gene House                       Modec 300-C (T)                        1981            300'-IC          Qatar

# Noble Dick Favor                     BakMar BMC 150 IC (T)                1982/1993         150'-IC          UAE (Sharjah)

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                     MLT Class 82-C (T)                   1976/1996         250'-IC          Croatia

INDIA JACKUPS (2)

Noble Ed Holt                          Levingston Class 111-C (T)           1981/1994         300'-IC          India

Noble Charlie Yester                   MLT 116-C (T)                          1979            300'-IC          India

FAR EAST

SEMISUBMERSIBLES (3)

Noble Dave Beard                       F&G 9500 Enhanced Pacesetter           1986            10,000'          Dalian, China

Bingo 9000 -- Rig 3                    Trosvik Bingo 9000                     1999         10,000' *****       Dalian, China

Bingo 9000 -- Rig 4                    Trosvik Bingo 9000                     1999         10,000' *****       Dalian, China

                                                       ANTICIPATED
                                                        CONTRACT        DAYRATE
               RIG                    OPERATOR         EXPIRATION       ($000)                   COMMENTS
               ---                 --------------      -----------      -------      ---------------------------------
WEST AFRICA JACKUPS (6)

Noble Tommy Craighead                  Addax             1/2006          47-49

Noble Percy Johns                    ExxonMobil          3/2006          50-52

Noble Roy Butler                   ChevronTexaco         5/2006          51-53

Noble Ed Noble                        Stacked                                        Bid to ExxonMobil.

Noble Lloyd Noble                  ChevronTexaco         5/2006          49-51

Noble Don Walker                      Stacked

ARABIAN GULF JACKUPS (11)

# Noble Kenneth Delaney                 NDC              5/2006          50-51       Rig scheduled to be in the
                                                                                     shipyard for +/- 45 days in 1Q
                                                                                     '05. Contract extended for two
                                                                                     years from 5/29/2004 @ $50-51.

# Noble George McLeod                   NDC              6/2006          50-51       Rig scheduled to be in the
                                                                                     shipyard for +/- 45 days in 4Q
                                                                                     '04. Contract extended for two
                                                                                     years from 6/02/2004 @
                                                                                     $50-51.

Noble Jimmy Puckett                   Ras Gas            4/2005          51-53

Noble Crosco Panon                     Total             3/2005          44-46

Noble Gus Androes                    Total ABK           12/2004         53-55

# Noble Chuck Syring                     QP              8/2004          51-52       Received 90-day notice of
                                                                                     contract termination from QP.
                                                                                     Rig will be released +/-
                                                                                     8/13/2004. Bid to Ras Gas,
                                                                                     Cairn Energy and
                                                                                     ConocoPhillips. Received
                                                                                     two-well contract from DPC in
                                                                                     Dubai commencing 9/01/2004 for
                                                                                     +/- 60 days @ $50-52.

Noble Charles Copeland                 Maersk            2/2005          51-53

Noble Roy Rhodes                        DPC              1/2006          51-53       Rig scheduled to be in
                                                                                     shipyard for 5-year survey for
                                                                                     +/- 30-45 days in 4Q '04.

Noble Dhabi II                          ADOC             7/2004          31-32       Contract received from ADOC
                                                                                     for 2-year extension from
                                                                                     7/15/2004 @ $39-40.

Noble Gene House                       Maersk            9/2004          47-49       Contract extended for two
                                                                                     wells. Received contract from
                                                                                     Dolphin Energy for two years
                                                                                     commencing 11/2004 @ $59-60.

# Noble Dick Favor                    Shipyard                                       Rig will be in shipyard for
                                                                                     upgrade and refurbishment
                                                                                     through +/- 8/15/2004.
                                                                                     Contract from ChevronTexaco
                                                                                     for one well (+/- 30 days) @
                                                                                     $47-49 upon completion of
                                                                                     shipyard project.

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                     CROSCO            3/2005          29-30

INDIA JACKUPS (2)

Noble Ed Holt                           ONGC             3/2006          48-49

Noble Charlie Yester                    ONGC             12/2006         50-51

FAR EAST

SEMISUBMERSIBLES (3)

Noble Dave Beard                      Shipyard

Bingo 9000 -- Rig 3                   Shipyard                                       Baredeck hull.

Bingo 9000 -- Rig 4                   Shipyard                                       Baredeck hull.

                                                                              YEAR
                                                                             BUILT/            WATER
               RIG                               RIG DESIGN                  REBUILT           DEPTH                 LOCATION
               ---                     -------------------------------      ---------      --------------      --------------------
FAR EAST JACKUP (1)

# Noble Mark Burns                     Levingston Class 111-S                 1980         300' -IS******      Wakkanai, Japan

JACKUP SUBJECT TO OPTION TO
 ACQUIRE

# Maersk Viking*******                 Modec 300-C (T)                        1981

# Maersk Valiant*******                Modec 300-C (T)                        1981
-----------------------------------------------------------------------------------------------------------------------------------

                                                       ANTICIPATED
                                                        CONTRACT        DAYRATE
               RIG                    OPERATOR         EXPIRATION       ($000)                   COMMENTS
               ---                 --------------      -----------      -------      ---------------------------------
FAR EAST JACKUP (1)
# Noble Mark Burns                    Stacked                                        Closed acquisition on June 21,
                                                                                     2004. Will mobilize the unit
                                                                                     on +/- 7/08/2004 to New Dalian
                                                                                     Shipyard, China for
                                                                                     refurbishment and upgrade. ETA
                                                                                     to New Dalian Shipyard +/-
                                                                                     7/23/2004.

JACKUP SUBJECT TO OPTION TO
 ACQUIRE

# Maersk Viking*******                                                               Although the option is not
                                                                                     currently exercisable by us,
                                                                                     we anticipate that the option
                                                                                     will become exercisable by +/-
                                                                                     7/15/2004. Contract with Ras
                                                                                     Gas will commence +/-
                                                                                     9/15/2004 @ $54-56.

# Maersk Valiant*******                                                              Although the option is not
                                                                                     currently exercisable by us,
                                                                                     we anticipate that the option
                                                                                     will become exercisable by +/-
                                                                                     11/15/2004. Received an LOI
                                                                                     from Ras Gas for 550 day
                                                                                     contract @ $54-56 to commence
                                                                                     +/- 2/01/2005.
-----------------------------------------------------------------------------------------------------------------------------------


(#)  Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.




(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) The rig is currently equipped to operate in 230' water. Anticipate fabricating leg extensions to enable the Noble Mark Burns to operate in 300' of water.

(*******) As previously disclosed , we have purchased options to acquire these rigs. Our right to exercise an option and acquire the related rig will commence when the rig has completed its current drilling contract and has mobilized to United Arab Emirates territorial waters.


4